                                                                    EXHIBIT 2.16

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

            INTELLECTUAL PROPERTY SECURITY AGREEMENT, effective as of April 27, 2005, by Mitel Networks Corporation (the "Debtor") in favour of BNY Trust Company of Canada, in its capacity as collateral agent for the holders of the Notes (in such capacity, the "New Collateral Agent").

                                  WITNESSETH:

            WHEREAS, Highbridge International LLC (the "Former Collateral Agent") entered into an Intellectual Property Security Agreement with the Debtor on April 27, 2005;

            AND WHEREAS, the Former Collateral Agent has been replaced as collateral agent by the New Collateral Agent;

            AND WHEREAS, the Debtor is party to a General Security Agreement, dated as of April 27, 2005 (the "GSA"), and to an undertaking, dated as of April 27, 2005, as amended on June 9, 2005, in favour of the Former Collateral Agent pursuant to which the Debtor is required to execute and deliver this Intellectual Property Security Agreement;

            Now, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are acknowledged, the Debtor hereby agrees with the New Collateral Agent as follows:

            SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the GSA and used herein have the meaning given to them in the GSA.

            SECTION 2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. As collateral security for the payment and performance in full of all the Obligations, the Debtor hereby pledges and grants to the New Collateral Agent for the benefit of the Holders a security interest and floating charge in and to all of its right, title and interest in, to and under all the following Collateral of the Debtor:

      (a) The published intellectual property listed on Schedule A attached hereto (the "Intellectual Property"); and

      (b)   all Proceeds, products and accessions from, of and to any thereof.

            SECTION 3. SECURITY AGREEMENT. The security interest granted pursuant to this Intellectual Property Security Agreement is granted in conjunction with the security interest granted to the New Collateral Agent pursuant to the GSA and the Debtor hereby acknowledges and affirms that the rights and remedies of the New Collateral Agent with respect to the security interest in the Intellectual Property made and granted hereby are more fully set forth in the GSA, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Intellectual Property Security Agreement is deemed to conflict with the GSA, the provisions of the GSA shall control unless the New Collateral Agent shall otherwise determine.

            SECTION 4. TERMINATION. Upon the full performance of the Obligations, the New Collateral Agent shall forthwith execute, acknowledge, and deliver to the Debtor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Intellectual Property under this Intellectual Property Security Agreement and the GSA.

                  [REAMINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the Debtor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                                 Very truly yours,
                                                 MITEL NETWORKS CORPORATION

                                            By:  /s/ Steve Spooner
                                                 -------------------------------
                                                 Name: Steve Spooner
                                                 Title: CFO

       Accepted and Agreed:
       BNY Trust Company of Canada, as
       Collateral Agent

   By:
       ----------------------------------
       Name:
       Title:

            IN WITNESS WHEREOF, the Debtor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                                Very truly yours,
                                                MITEL NETWORKS CORPORATION

                                            By: ________________________________
                                                Name:
                                                Title:

       Accepted and Agreed:
       BNY Trust Company of Canada, as New
       Collateral Agent

   By: /s/ George A. Bragg
       ----------------------------------
       Name: George A. Bragg
       Title: Vice-President

                                   SCHEDULE A
                                       TO
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                    CANADIAN PATENTS AND PATENT APPLICATIONS

PATENT/APPL.
    NO.           TITLE
------------      -----
2,481,640         A METHOD FOR OPTIMAL MICROPHONE ARRAY DESIGN UNDER UNIFORM
                  ACOUSTIC COUPLING CONSTRAINTS

2,479,086         SECURITY MONITOR FOR PDA ATTACHED TELEPHONE

2,475,183         A METHOD TO REDUCE ACOUSTIC COUPLING IN AUDIO CONFERENCING
                  SYSTEMS

2,472,938         MICROPHONE ARRAY WITH PHYSICAL BEAMFORMING USING
                  OMNIDIRECTIONAL MICROPHONES

2,463,565         REMOTE POLICY ASSISTANT WITH PSTN/INTERNET INTERWORKING FOR
                  QOS AND ENABLED SERVICES

2,463,013         SYSTEM AND METHOD FOR PDA TO PDA COMMUNICATION USING A NETWORK
                  PORTAL

2,455,469         INTERNET APPLICANCE PROXY PROTOCOL TO SUPPORT LOCATION-BASED
                  SERVICES

2,453,076         METHOD FOR EXTENDING THE FREQUENCY RANGE OF A BEAMFORMER
                  WITHOUT SPATIAL ALIASING

2,436,896         PRIVACY AND SECURITY MECHANISM FOR PRESENCE SYSTEMS WITH TUPLE
                  SPACES

2,430,030         DISTRIBUTED ECHO CANCELLING

2,425,278         PACKET BUFFER MEMORY WITH INTEGRATED ALLOCATION/DE-ALLOCATION
                  CIRCUIT

2,372,209         SUB-PACKET INSERTION FOR PACKET LOSS COMPENSATION IN VOICE
                  OVER IP NETWORKS

2,342,557         CONSTANT CURRENT LINE CIRCUIT WITH CLASS FEATURES

2,342,467         MULTI-FREQUENCY TONE DETECTOR

2,341,111         REGISTERING AN IP PHONE WITH AN IP PHONE SWITCH

2,338,320         INTEGRATED DATA CLOCK EXTRACTOR

2,332,726         PROTECTION OF SUBSCRIBER LINE INTERFACE CIRCUITS (SLICS)
                  WITHOUT DEGRADATION IN LONGITUDINAL BALANCE

2,331,228         PACKET LOSS COMPENSATION METHOD USING INJECTION OF SPECTRALLY
                  SHAPED NOISE

2,326,275         COMFORT NOISE GENERATION FOR OPEN DISCONTINUOUS TRANSMISSION
                  SYSTEMS

2,320,713         METHOD AND APPARATUS FOR CALCULATING ENERGY IN A-LAW OR U-LAW
                  ENCODED SPEECH SIGNALS

2,319,639         LOCATING NETWORK ECHOS

2,316,549         PROCESSING BY USE OF SYNCHRONIZED TUPLE SPACES AND ASSERTIONS

2,313,614         MECHANISM OF SHARING OF GUARANTEED RESOURCES

2,309,525         METHOD OF DETECTING SILENCE IN A PACKETIZED VOICE STREAM

2,309,014         SYNCHRONIZATION METHOD AND SYSTEM FOR KEEPING TRACK OF
                  ENCODING HISTORY TO MAINTAIN DIGITAL SYSTEM SYNCHRONIZATION
                  DURING COMMUNICATION OVER LOSSY TRANSMISSION MEDIA

2,308,648         METHOD TO CONTROL DATA RECEPTION BUFFERS FOR PACKETIZED VOICE
                  CHANNELS

PATENT/APPL.
    NO.           TITLE
------------      -----
2,308,647         METHOD TO GENERATE TELEPHONE COMFORT NOISE DURING SILENCE IN A
                  PACKETIZED VOICE COMMUNICATION SYSTEM

2,308,544         CLICK FREE MUTE SWITCH CIRCUIT FOR TELEPHONES

2,308,012         DNIC PERIPHERAL EXTENDER

2,293,911         ECHO CANCELLING/SUPPRESSION FOR HANDSETS

2,293,522         METHOD FOR NOISE DOSIMETRY IN APPLICANCES EMPLOYING EARPHONES
                  OR HEADSETS

2,291,884         CLOCK-FREE MUTING CIRCUIT FOR HEADSET

2,291,428         IMPROVED METHOD OF OPERATING A FULL DUPLEX SPEAKERPHONE ECHO
                  CANCELLER

2,288,459         SYSTEM FOR DISCOUNTING IN A BIDDING PROCESS BASED ON QUALITY
                  OF SERVICE

2,288,365         ADAPTIVE BUFFER MANAGEMENT FOR VOICE OVER PACKET BASED
                  NETWORKS

2,286,371         CLICK-FREE MUTING CIRCUIT FOR HEADSET

2,275,116         METHOD AND APPARATUS FOR EVENT DETECTION IN A SWITCHING SYSTEM

2,275,063         DIGITAL SWITCH WITH RATE CONVERSION

2,265,292         AGENT-BASED WEB SEARCH ENGINE

2,254,310         METHOD OF SELECTING BETWEEN MULTIPLE CLOCK DRIVE SOURCES FOR A
                  BACKPLANE CLOCK SIGNAL

2,250,809         DOUBLE-TALK INSENSITIVE NLMS ALGORITHM

2,249,825         HOWLING CONTROLLER

2,247,216         TONE AND PERIODICAL SIGNAL DETECTION

2,246,865         NONLINEAR PROCESSOR FOR ACOUSTIC ECHO CANCELLER

2,239,038         APPLICATION CALL ROUTING

2,232,331         METHOD OF DYNAMIC LOAD SHARING BETWEEEN SYSTEMS WITH AUTOMATIC
                  TELEPHONE CALL DISTRIBUTORS

2,232,220         METHOD OF PROVIDING CENTREX TYPE OPERATION USING A PBX AND A
                  CENTRAL SWITCHING OFFICE

2,231,936         VIRTUAL MULTIPLEXING OF TELEPHONY LINES

2,229,424         CIRCUIT TO IMPROVE TRANSDUCER SEPARATION IN HANDSFREE
                  TELEPHONE

2,224,466         TRANSFER OF BASIC KNOWLEDGE TO AGENTS

2,217,081         ANIMATED CURSOR

2,208,629         SILENT MONITORING AGENT IDS

2,199,647         SYNCHRONIZATION OF COMMUNICATION DEVICES CONNECTED OVER AN
                  ASYNCHRONOUS LINK

2,199,573         ORGANIZATION CHART BASED CALL INFORMATION ROUTING

2,199,571         CREATING MULTI-PORT RAM WITH TDM

2,181,199         INTELLIGENT MESSAGE LEAVING

2,181,009         MULTIPLE OWNER RESOURCE MANAGEMENT

2,180,685         INTERNET TELEPHONY GATEWAY

2,180,316         STANDBY HIGH VOLTAGE ANALOG LINE FEED

2,178,153         SERVICE CONTEXT SENSTIVE FEATURES AND APPLICATIONS

2,164,550         COMMUNICATION SYSTEM USING SERVER

2,164,247         RING DISCRIMINATOR

2,164,036         RESET CIRCUIT WITH VARIABLE DELAY

2,163,948         HUMAN MACHINE INTERFACE FOR TELEPHONE FEATURE INVOCATION

2,161,508         METHOD OF INVOKING SPEED CALLS IN A CTI SYSTEM

2,161,506         FILE RETRIEVAL WITH INCOMING CALLS

2,161,042         DIGITAL PHASE REVERSAL DETECTOR

2,158,408         ARCHITECTURE FOR ROBUST VOICE CTI

PATENT/APPL.
    NO.           TITLE
------------      -----
2,154,335         INTEGRATED WIRED AND WIRELESS TELECOMMUNICATIONS SYSTEM

2,149,012         VOICE ACTIVATED TELEPHONE SET

2,148,970         LOCAL AREA COMMUNICATIONS SERVER SYSTEM

2,146,596         LOOP CURRENT DETECTOR

2,144,270         COMMON AUTOMATIC ROUTE SELECTION LEADING DIGIT STRINGS

2,141,772         PABX COMMON CHANNEL RELAY SYSTEM

2,132,610         DELAYED SEIZURE ON ASSOCIATED DEVICES

2,123,847         LOW FREQUENCY DISCRIMINATOR CIRCUIT

2,123,068         ADAPTIVE METHOD FOR ALLOCATING CALLS

2,120,542         CELL RELAY TRANSPORT MECHANISM

2,119,086         HELP DESK IMPROVEMENT

2,119,085         ADAPTIVE COMMUNICATION SYSTEM

2,116,043         PROGRAMMABLE DIGITAL CALL PROGRESS TONE DETECTOR

2,116,042         DIGITAL FSK RECEIVER USING DOUBLE ZERO-CROSSING

2,110,643,        METHOD OF TELEPHONE SIGNALLING VIA DATA LINK

2,109,007         TIME SLOT ASSIGNER FOR COMMUNICATION SYSTEM

2,108,836         DATA TRANSFER BETWEEN HIGH BIT RATE BUSES VIA UNSHIELDED LOW
                  BIT RATE BUS

2,108,225         CHARGER/DETECTOR FOR CORDLESS TELEPHONES

2,108,224         METHOD AND APPARATUS FOR IMPLEMENTING HUNT GROUPS

2,108,223         CONTINUOUS CALL FORWARDING TO PLURAL LINES

2,094,210         MULTIPLE QUEUE RESOURCE MANAGEMENT

2,091,278         UNIQUE RINGING ON A PRIME TELEPHONE LINE

2,089,101         METHOD FOR MULTIPLE ACCESS IN A DIGITAL COMMUNICATION SYSTEM

2,088,420         METHOD OF ESTABLISHING COMMUNICATION LINK TO ONE OF MULTIPLE
                  DEVICES ASSOCIATED WITH SINGLE TELEPHONE NUMBER

2,081,125         PORTABLE TELEPHONE USER PROFILES

2,080,797         METHOD OF OPERATING A COMPUTER PROGRAM USING DATA BASE SCHEMA
                  AND RELATED LANGUAGE DICTIONARIES

2,080,159         DIGITAL SIGNAL PROCESSOR INTERFACE

2,078,045         GLOBAL MANAGEMENT OF TELEPHONE DIRECTORY

2,069,142         DIGITAL CLASS RECEIVER

2,068,154         PROGRAMMABLE CALL PROGRESS TONES FOR A SWITCHING SYSTEM

2,065,578         PACKET-BASED DATA COMPRESSION METHOD

2,065,131         METHOD OF DEFINING OPERATION OF SWITCHING SYSTEM PERIPHERALS

2,064,541         CYCLING ERROR COUNT FOR LINK MAINTENANCE

2,058,654         DATA TRANSPORT FOR INTERNAL MESSAGING

2,058,644         VOICE ACTIVATED TELEPHONE SET

2,056,827         MODULAR COMMUNICATION SYSTEM WITH ALLOCATABLE BANDWIDTH

2,053,137         DIGITAL WIRELESS INTERFACE

2,052,500         PABX COMMON CHANNEL RELAY SYSTEM

2,052,499         HOST REMOTE SIGNALLING IN TELEPHONE SYSTEMS

2,052,351         TELEPHONE HANDSFREE ALGORITHM

2,051,135         COMPRESSED LANGUAGE DICTIONARY

2,047,641         BASIC RATE INTERFACE

2,043,127         WIRELESS COMMUNICATION ZONE MANAGEMENT SYSTEM

2,019,002         DATA TRANSFER BETWEEN HIGH BIT RATE BUSES VIA UNSHIELDED LOW
                  BIT RATE BUS

2,009,034         TELEPHONE OR DATA SWITCHING SYSTEM WITH VARIABLE PROTOCOL
                  INTER-OFFICE COMMUNICATION

1,336,449         TELEPHONE CALL ANSWERING SYSTEM

PATENT/APPL.
    NO.           TITLE
------------      -----
1,333,296         GROUP EMERGENCY CALL SYSTEM

1,326,530         PROGRAMMABLE THRESHOLD ALERT

1,311,570         APPARATUS FOR TESTING SPARE LINE CIRCUITS IN A COMMUNICATION
                  SYSTEM

1,302,594         REDUNDANT CLOCK AND FRAME PULSE SYNCHRONIZATION SYSTEM

1,293,042         COMMUNICATION SYSTEM SUPPORTING REMOTE OPERATIONS

1,289,281         DIGITAL DTMF TONE DETECTOR

1,289,280         LINE CARD WITH DISTRIBUTED SIGNALING VOLTAGES

1,279,909         APPARATUS AND METHOD FOR SYNCHRONIZING A COMMUNICATION SYSTEM

1,279,393         DIGITAL SIGNAL PROCESSING SYSTEM

1,266,717         EXPANSION SUBSYSTEM FOR USE IN A COMMUNICATION SYSTEM

1,261,441         PROGRAMMABLE SUBSCRIBER SET

2,461,910         HIGH AVAILABILITY TELEPHONE SET

2,485,728         DETECTING ACOUSTIC ECHOES USING MICROPHONE ARRAYS

2,486,335         DIRECT ACCESS ARRANGEMENT

2,264,230         CALL ON-HOLD IMPROVEMENTS

2,313,497         FEATURE INTERACTION RESOLUTION USING FUZZY RULES

2,319,863         POLICY REPRESENTATIONS AND MECHANISMS FOR THE CONTROL OF
                  SOFTWARE

2,321,407         SECURITY MECHANISMS AND ARCHITECTURE FOR COLLABORATIVE SYSTEMS
                  USING TUPLE SPACE

2,339,320         METHOD OF CONTROLLING TELEPHONE CONNECTIONS FOR INTERNET
                  PROTOCOL COMMUNICATIONS

2,306,160         ADAPTIVE FEATURE BEHAVIOUR

2,331,977         A CACHING MECHANISM TO OPTIMIZE A BIDDING PROCESS USED TO
                  SELECT RESOURCES AND SERVICES

2,330,260         TABULAR RANGE EDITING MECHANISM

2,316,128         CALL CONTROL SYSTEM AND METHOD

2,299,639         ADAPTIVE RULE-BASED MECHANISM AND METHOD FOR FEATURE
                  INTERACTION RESOLUTION

2,271,460         3D VIEW OF INCOMING COMMUNICATIONS

2,247,680         BI-DIRECTIONAL CONVERSION LIBRARY

2,304,900         VIRTUAL MEETING ROOMS WITH SPATIAL AUDIO

2,243,781         DYNAMIC COMMUNICATIONS GROUP

2,307,683         QUOTATION MECHANISM FOR SERVICE ENVIRONMENTS

2,291,534         DISTRIBUTED TECHNIQUE FOR ALLOCATING CALLS

2,307,749         METHOD AND APPARATUS FOR BROADCASTING AUDIO IN A COMMUNICATION
                  SYSTEM

2,331,144         SIMPLE SUPPLEMENTARY SERVICE PROTOCOL (SSSP)

2,368,907         PDA ENABLED TELEPHONE

2,343,705         EXECUTION SETS FOR GENERATED LOGS

2,343,695         TREE HIERARCHY AND DESCRIPTION FOR GENERATED LOGS

2,343,692         DYNAMIC RULE SETS FOR GENERATED LOGS

2,353,117         METHOD AND APPARATUS FOR ATTACHING MOULDED ENCLOSURES

2,351,899         METHOD OF USING SPEECH RECOGNITION TO INITIATE A WIRELESS
                  APPLICATION PROTOCOL (WAP) SESSION

2,372,351         MICROPHONE GASKET WITH INTEGRATED ACOUSTIC RESISTANCE

2,401,937         SIGNALING SYSTEM

2,385,182         MASTER SLAVE FRAME LOCK METHOD

2,384,066         REMOTE ASSEMBLY OF MESSAGES FOR DISTRIBUTED APPLICATIONS

2,381,536         MOBILE INTERACTIVE LOGS

PATENT/APPL.
    NO.           TITLE
------------      -----
2,394,429         ROBUST TALKER LOCALIZATION IN REVERBERANT ENVIRONMENT

2,399,979         IP DEVICE REGISTRATION

2,053,382         VOLTAGE BOOSTER

2,053,776         COV WIRELESS INTERFACE

2,085,280         DELAYED CANCEL CALL WAITING

2,062,040         MOBILE WIRELESS COMMUNICATIONS SYSTEM

1,236,231         TELEPHONE HANDSET DETECTOR

1,242,809         DATA STORAGE SYSTEM

1,233,924         TELEPHONE LINE STATUS CIRCUIT

1,240,088         SOLID STATE TRUNK CIRCUIT

2,341,821         HARDWARE AUTHENTICATION SYSTEM AND METHOD

2,350,435         EFFICIENT BATTERY TRANSFER CIRCUIT

2,325,767         POWER SUPPLY FOR ETHERNET LAN CONNECTED TELEPHONE

2,326,060         APPARATUS FOR RELEASING TELEDAPT CABLES FROM DEEPLY RECESSED
                  RJ CONNECTORS

2,308,066         DIGITAL PRIVATE SIGNALING SYSTEM OVER INTERNET PROTOCOL

2,320,554         A METHOD FOR THE SYNCHRONIZATION OF ANALOG CALL DISPLAY DATA
                  IN DISTRIBUTED SYSTEMS

2,307,742         COMMUNICATION SYSTEM USING ONE APPEARANCES ON A SINGLE LINE
                  FOR CONNECTING MULTIPLE DEVICES

2,334,432         FEATURE IMPLEMENTATION AND PROVISIONING BY INJECTION

2,281,374         LINE INFORMATION SECURITY INTERFACE FOR TAPI SERVICE PROVIDER

2,293,937         COMBINATION CONNECTOR AND MICROPHONE

2,236,525         METHOD AND APPARATUS FOR MIGRATING EMBEDDED PBX SYSTEM TO
                  PERSONAL COMPUTER

2,275,821         METHOD OF COMPRESSING AND DECOMPRESSING AUDIO DATA USING
                  MASKING AND SHIFTING OF AUDIO SAMPLE BITS

2,298,145         PALM PC DOCKABLE PHONE

2,289,156         REMOTE PERIPHERAL SWITCH BACKUP CALL SERVICE MECHANISM

2,253,105         PC SERVER TELECOMMUNICATIONS POWER SYSTEM

2,272,738         SMART TRANSFER FOR ANSWER POSITIONS

2,217,923         INTEGRATED DIRECTORY SERVICES

2,262,869         E-MAIL WITH EMBEDDED JAVA APPLICATION

2,197,517         DATABASE ACCESS SERVER FOR PBX

2,268,996         SYSTEM FOR ITEM SELECTION IN A TELEPHONY AUTO-ATTENDANT

2,186,928         SYSTEM FOR INTERACTIVE CONTROL OF A COMPUTER AND TELEPHONE

2,215,535         EVENT DETECTOR FOR HEADSETS

2,231,980         AUTOMATIC WEB PAGE GENERATOR

2,230,692         ONE-BUTTON INTELLIGENT CTI DIALLER

2,246,130         WEB BASED HELP DESK

2,182,237         INTERCONNECT ARRANGEMENT FOR PRINTED CIRCUITS

2,270,820         COMMUNICATIONS SYSTEM AND METHOD

2,252,788         CALL ROUTING BASED ON CALLER'S MOOD

2,260,647         AGENT-BASED DATA MINING AND WAREHOUSING

2,180,991         INTELLIGENT CORDLESS TELEPHONE INTERFACE DEVICE

2,180,690         AUTOMATIC SPEED CALL UPDATING

2,180,684         AUTOMATIC CALL FORWARDING

2,182,438         CIRCUIT CONNECTOR

2,176,976         USER INITIATED SOFT CALL PARK WITH RECORDED VOICE COMFORT
                  NOTIFICATION

2,110,669         AUTOMATIC TELEPHONE FEATURE SELECTOR

PATENT/APPL.
    NO.           TITLE
------------      -----
2,339,038         TELEPHONE WITH HANDWRITING RECOGNITION

2,297,622         SEMANTIC ERRORS DIAGNOSTIC OPERATION FOR MULTI-AGENT SYSTEM

2,317,146         MULTIMEDIA COMMUNICATIONS RESOURCE MANAGEMENT CONTROL SYSTEM
                  AND METHOD

2,307,476         PRIVATE BRANCH EXCHANGE IMPLEMENTED USING H.323 GATEKEEPER

2,355,520         RESOURCE SHARING WITH SLIDING CONSTRAINTS

2,358,063         USE OF HANDSET MICROPHONE TO ENHANCE SPEAKERPHONE LOUDSPEAKER
                  PERFORMANCE

2,356,603         ULTRASONIC PROXIMITY DETECTOR FOR A TELEPHONE DEVICE

2,324,543         COMMON DATA MODEL INCLUDING FIELD INTERDEPENDENCIES

2,317,507         COMPLEX ACOUSTIC PATH AND GASKET FOR USE WITH MICROPHONES

2,398,579         INTERMEDIATE VOICE AND DTMF DETECTOR DEVICE FOR IMPROVED
                  SPEECH RECOGNITION UTILIZATION AND PENETRATION

2,375,410         METHOD AND APPARATUS FOR EXTRACTING VOICED TELEPHONE NUMBERS
                  AND EMAIL ADDRESSES FROM VOICE MAIL MESSAGES

2,400,148         MENU PRESENTATION SYSTEM

2,352,017         METHOD AND APPARATUS FOR LOCATING A TALKER

2,400,139         SPLIT BROWSER

2,394,273         SYSTEM AND METHOD OF INDICATING AND CONTROLLING SOUND PICKUP
                  DIRECTION AND LOCATION IN A TELECONFERENCING SYSTEM

2,397,826         METHOD FOR IMPROVING NEAR-END VOICE ACTIVITY DETECTION IN
                  TALKER LOCALIZATION SYSTEM UTILIZING BEAMFORMING TECHNOLOGY

2,358,044         METHOD FOR HANDLING FAR-END SPEECH EFFECTS IN HANDS-FREE
                  TELEPHONY SYSTEMS ON ACOUSTIC BEAMFORMING

2,354,203         FORMED LENS TAB FOR DESIGNATION CARD INSERT

2,357,326         TELEPHONE INDEPENDENT PROVISION OF SPEECH RECOGNITION DURING
                  DIAL TONE AND SUBSEQUENT CALL PROGRESS STATES

2,339,538         EFFICIENT, DUAL-SOURCE, WIDE-INPUT RANGE, ISOLATED DC-DC
                  CONVERTER WITH EFFECTIVE CURRENT LIMIT

2,348,258         COMBINATION VISIBLE AND INFRARED PIPE

2,324,423         EFFICIENT CONTROLLED CURRENT SINK FOR LED BACKLIGHT PANEL

2,220,829         METHOD OF OPERATING A MODEM IN THE PRESENCE OF INTERRUPTED
                  DIAL TONE

2,173,027         MERGED TELEPHONE AND DATA SYSTEM

2,306,638         MULTI-LINE TELEPHONE SYSTEM EMERGENCY CALL PROCESSING

2,243,331         DIALABLE SCREENING PROFILE

2,343,981         LOG IN ALIVE APPEARANCE

2,164,035         ACTIVE DIGIT CANCELLING PARALLEL DIALER

2,232,221         SERIES EQUIPMENT WITH DC LINE HOLD TRANSFER

2,270,039         LOW POWER DIALER

2,279,072         ONHOOK TELECOM POWER SUPPLY REGULATOR MODE

2,295,267         AUTOMATIC USER PREFERENCE SELECTION FOR MESSAGE PLAYBACK BASED
                  ON CALLER LINE IDENTIFICATION DATA

2,295,273         DYNAMIC RESOURCE REALLOCATION

2,297,372         BRANDING DYNAMIC LINK LIBRARIES

2,299,162         TEXT-TO-SPEECH CONVERTER

2,299,387         AUTOMATIC SYNCHRONIZATION OF ADDRESS DIRECTORIES FOR UNIFIED
                  MESSAGING

2,299,162         TEXT-TO-SPEECH CONVERTER

2,164,035         ACTIVE DIGIT CANCELLING PARALLEL DIALER

2,297,373         GRAPHICAL USER INTERFACE AND METHOD FOR DISPLAYING MESSAGES

PATENT/APPL.
    NO.           TITLE
------------      -----
2,299,850         SYSTEM AND METHOD FOR THE MANAGEMENT OF COMPUTER SOFTWARE
                  MAINTENANCE

2,354,803         METHODS AND APARATUS FOR PREVIEWING MULTIMEDIA ATTACHMENTS OF
                  ELECTRONIC MESSAGES

2,402,511         DOUBLE-TALK AND PATH CHANGE DETECTION USING A MATRIX OF
                  CORRELATION COEFFICIENTS

2,297,373         GRAPHICAL USER INTERFACE AND METHOD FOR DISPLAYING MESSAGES

2,391,262         LOUDSPEAKER TELEPHONE EQUALIZATION METHOD AND EQUALIZER FOR
                  LOUDSPEAKER TELEPHONE

1,244,979         SUBSCRIBER SET PROGRAMMING MODULE

1,244,541         COMMUNICATION SYSTEM HAVING SEPARATE UNIDIRECTIONAL
                  INFORMATION SIGNALLING

1,239,718         KEY TELEPHONE SYSTEM

1,240,089         CIRCUIT FOR MAINTAINING HYBRID CANCELLATION OF SIGNALS IN A
                  COMMUNICATION SYSTEM

2,369,383         TRANSPORT PROTOCOLS FOR APPLICATION PLATFORMS OVER NETWORK
                  PORTALS

2,357,959         NOISE LEVEL CALCULATOR FOR ECHO CANCELLER

2,443,337         INTERACTIVE CONFLICT RESOLUTION FOR PERSONALIZED POLICY-BASED
                  SERVICES

2,453,048         METHOD FOR BROADBAND CONSTANT DIRECTIVITY BEAMFORMING FOR NON
                  LINEAR AND NON AXI-SYMMETRIC SENSOR ARRAYS EMBEDDED IN AN
                  OBSTACLE

2,413,217         METHOD OF ACOUSTIC ECHO CANCELLATION IN FULL-DUPLEX HANDS FREE
                  AUDIO CONFERENCING WITH SPATIAL DIRECTIVITY

2,414,636         METHOD OF CAPTURING CONSTANT ECHO PATH INFORMATION IN A FULL
                  DUPLEX SPEAKERPHONE

2,451,417         METHOD OF CAPTURING CONSTANT ECHO PATH INFORMATION IN A FULL
                  DUPLEX SPEAKERPHONE USING DEFAULT COEFFICIENTS

2,442,916         ADAPTIVE PREDICTIVE PLAYOUT SCHEME FOR PACKET VOICE
                  APPLICATIONS

2,436,061         SYSTEM AND METHOD FOR FACILITATING COMMUNICATION USING
                  PRESENCE AND COMMUNICATION SYSTEM

2,369,383         TRANSPORT PROTOCOLS FOR APPLICATION PLATFORMS OVER NETWORK
                  PORTALS

2,357,959         NOISE LEVEL CALCULATOR FOR ECHO CANCELLER

2,443,337         INTERACTIVE CONFLICT RESOLUTION FOR PERSONALIZED POLICY-BASED
                  SERVICES

2,453,048         METHOD FOR BROADBAND CONSTANT DIRECTIVITY BEAMFORMING FOR NON
                  LINEAR AND NON AXI-SYMMETRIC SENSOR ARRAYS EMBEDDED IN AN
                  OBSTACLE

2,413,217         METHOD OF ACOUSTIC ECHO CANCELLATION IN FULL-DUPLEX HANDS FREE
                  AUDIO CONFERENCING WITH SPATIAL DIRECTIVITY

2,414,636         METHOD OF CAPTURING CONSTANT ECHO PATH INFORMATION IN A FULL
                  DUPLEX SPEAKERPHONE

2,451,417         METHOD OF CAPTURING CONSTANT ECHO PATH INFORMATION IN A FULL
                  DUPLEX SPEAKERPHONE USING DEFAULT COEFFICIENTS

2,442,916         ADAPTIVE PREDICTIVE PLAYOUT SCHEME FOR PACKET VOICE
                  APPLICATIONS

2,436,061         SYSTEM AND METHOD FOR FACILITATING COMMUNICATION USING
                  PRESENCE AND COMMUNICATION SYSTEM

2,429,917         BEST EFFORT SEARCH EMAIL GATEWAY

2,419,112         VOICE ACTIVATED LANGUAGE TRANSLATION

PATENT/APPL.
    NO.           TITLE
------------      -----
2,431,124         MOUSE ENABLED PHONE

2,426,523         METHOD OF COMPENSATING FOR BEAMFORMER STEERING DELAY DURING
                  HANDSFREE SPEECH RECOGNITION

2,445,180         METHOD FOR HANDLING FAR-END SPEECH EFFECTS IN HANDS-FREE
                  TELEPHONY SYSTEMS ON ACOUSTIC BEAMFORMING

2,412,238         AUTOMATIC LOCATION-AWARE FEATURE SELECTION

2,413,574         PRO-ACTIVE FEATURES FOR TELEPHONY

2,447,447         CALL REDIRECTION ZONES FOR WIRELESS COMMUNICATIONS

2,418,251         INDICATOR LIGHT FOR A TELEPHONE SET

2,416,338         POWER SUPPLY START UP CIRCUIT

2,419,596         REMOTE PROGRAMMING OF SERIALIZED SEMICONDUCTOR DEVICES USING
                  WEB OR INTERNET PROTOCOLS

2,416,013         HARDWARE-ASSISTED TUPLE SPACE

2,416,070         TUPLE SPACE OPERATIONS FOR FINE GRAINED CONTROL

2,429,928         LINE ECHO CANCELLATION SYSTEM

2,405,210         DEVICE FOR REDUCING STRUCTURAL-ACOUSTICAL COUPLING BETWEEN THE
                  DIAPHRAGM VIBRATION FIELD AND THE ENCLOSURE ACOUSTIC MODES

2,436,075         ARCHITECTURE AND IMPLEMENTATION FOR CONTROL OF CONTEXT AWARE
                  CALL PROCESSING WITH LOCAL FEATURE DEFINITION

2,436,086         CONTEXT AWARE CALL HANDLING SYSTEM

2,419,884         BIMODAL FEATURE ACCESS FOR WEB APPLICATIONS

2,436,072         PERSONALIZABLE AND CUSTOMIZABLE FEATURE EXECUTION FOR
                  TELEPHONY USING OPERATIONAL SEMANTICS AND DEONTIC TASK TREES

2,416,003         METHOD AND APPARATUS OF CONTROLLING NOISE LEVEL CALCULATIONS
                  IN A CONFERENCING SYSTEM

2,431,526         AUDIO EARPIECE FOR WIDEBAND TELEPHONE HANDSETS

2,436,067         AVAILABILITY AND LOCATION PREDICTOR USING CALL PROCESSING
                  INDICATIONS

2,436,102         ROLE-BASED PRESENCE ENABLED SERVICE FOR COMMUNICATION SYSTEM

2,442,180         ASYMMETRICAL LOUDSPEAKER ENCLOSURES WITH ENHANCED LOW
                  FREQUENCY RESPONSE

2,329,017         COMMUNICATION SYSTEM ARCHITECTURE FOR VOICE FIRST
                  COLLABORATION

2,334,503         DISTRIBUTED AUTOMATIC ROUTE SELECTION USING RIP CACHING

2,429,917         BEST EFFORT SEARCH EMAIL GATEWAY

2,419,112         VOICE ACTIVATED LANGUAGE TRANSLATION

2,431,124         MOUSE ENABLED PHONE

2,426,523         METHOD OF COMPENSATING FOR BEAMFORMER STEERING DELAY DURING
                  HANDSFREE SPEECH RECOGNITION

2,445,180         METHOD FOR HANDLING FAR-END SPEECH EFFECTS IN HANDS-FREE
                  TELEPHONY SYSTEMS ON ACOUSTIC BEAMFORMING

2,329,017         COMMUNICATION SYSTEM ARCHITECTURE FOR VOICE FIRST
                  COLLABORATION

2,334,503         DISTRIBUTED AUTOMATIC ROUTE SELECTION USING RIP CACHING

2,429,877         ECHO CANCELLER EMPLOYING H-REGISTER AND STORAGE REGISTER

2,329,017         APPARATUS AND METHOD FOR CHANGING THE PLAYBACK RATE OF
                  RECORDED SPEECH

2,408,126         AN INFRARED-BASED PROTOCOL FOR SELECTING A SERVICE FROM A SET
                  OF DISCOVERED SERVICES

2,419,307         AUTOMATED VOICE AND TEXT LANGUAGE TRANSLATION SYSTEM

2,491,849         SYSTEM AND METHOD OF SELF-DISCOVERY AND SELF-CALIBRATION IN A
                  VIDEO CONFERENCING SYSTEM

2,494,386         NARROW BAND TONE DETECTION IN ECHO CANCELLER SYSTEMS

PATENT/APPL.
    NO.           TITLE
------------      -----
2,494,500         A METHOD TO DETECT AN ECHO PATH CHANGE IN ECHO CANCELLER
                  SYSTEM

2,498,444         HIGH PRECISION BEAMSTEERER BASED ON FIXED BEAMFORMING APPROACH

2,489,113         LOUDSPEAKER ENCLOSURE INCORPORATING A LEAK TO COMPENSATE FOR
                  THE EFFECT OF ACOUSTIC MODES ON LOUDSPEAKER FREQUENCY RESPONSE

2,499,232         UNIVERSAL MICROPHONE ARRAY STAND

2,497,106         METHOD FOR SELECTING IMPEDANCE SETTING FOR LS TRUNK LINE

2,457,812         METHOD OF DYNAMIC ADAPTATION FOR JITTER BUFFERING IN PACKET
                  NETWORKS

  110,007         "NAVIGATOR" COMPUTER-TELEPHONE DEVICE

                  UNITED STATES PATENTS AND PATENT APPLICATIONS

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
08613519            5822776       CREATING MULTI-PORT RAM WITH TDM

08675111            5889858       STANDBY HIGH VOLTAGE ANALOG LINE FEED

08/893277           6167127       INTELLIGENT MESSAGE LEAVING

08815596            5949765       MULTIPLEXING TAPI CALLS INTO ONE VIRTUAL TAPI
                                  CALL

09/193745           6163850       METHOD OF SELECTING BETWEEN MULTIPLE CLOCK
                                  DRIVE SOURCES FOR A BACKPLANE CLOCK SIGNAL

09/343227           6741558       EVENT DETECTOR FOR OTP

09/822943           6865271       A METHOD FOR LINE CIRCUITS TO PROVIDE CONSTANT
                                  CURRENT AND VOLTAGE FEED CAPABILITIES

08/802001           6438240       CIRCUIT TO IMPROVE TRANSDUCER SEPARATION IN
                                  HANDSFREE TELEPHONE

09/488151           6,507,650     A METHOD FOR NOISE DOSIMETER IN APPLIANCES
                                  EMPLOYING EARPHONES OR HANDSETS

09/418704           6,292,560     TELEPHONE HEADSET CLICK-FREE MUTING CIRCUIT

09/571808           6690793       A TECHNIQUE FOR ELIMINATING THE 'CLICK' NOISE
                                  ASSOCIATED WITH THE ACTIVATION OF A MICROPHONE
                                  MUTE SWITCH

07/996662           5638366       DATA TRANSPORT FOR INTERNAL MESSAGING

08/865766           6,122,379     METHOD AND APPARATUS FOR PERFORMING
                                  SIMULTANEOUS DATA COMPRESSION AND ENCRYPTION

609129              5867114       METHOD AND APPARATUS FOR PERFORMING DATA
                                  COMPRESSION

09/800194           n/a           UTILIZING SUB PACKETS FOR PACKET LOSS
                                  COMPENSATION IN VOICE OVER IP NETWORKS

09/810520           n/a           METHOD TO REGISTER IP PHONES

10/815804           n/a           PDA TO PDA COMMUNICATIONS USING A NETWORK
                                  PORTAL

10/759249           n/a           INTERNET APPLIANCE PROXY PROTOCOL TO SUPPORT
                                  LOCATION-BASED SERVICES

10/820132           n/a           REMOTE POLICY ASST WITH MEANS FOR
                                  PSTN/INTERNET INTERWORKING FOR QUS AND ENABLED
                                  SERVICES

10/765465           n/a           ONE METHOD TO REDUCE THE SWITCHING EFFECTS
                                  WHEN AES ALGORITHM IS USED FOR ECHO
                                  SUPPRESSION

10/896444           n/a           A METHOD TO REDUCE ACOUSTIC COUPLING AND
                                  HOWLING EFFECTS IN FULL-DUPLEX AUDIO
                                  CONFERENCING SYSTEMS BASED ON THE BEAMFORMING
                                  TECHNOLOGY

10/439882           n/a           HIGH AVAILABILITY TELEPHONE SET

10/976279           n/a           LOW COST OTOCOUPLED DAA

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
08211574            5612990       DIGITAL WIRELESS INTERFACE

09/902089           6775294       TIME SLOT ASSIGN FOR NX64 SWITCH SYSTEM

851422              6259703       TIME SLOT ASSIGN FOR NX64 SWITCH SYSTEM

08/191470           5544158       MULTIPLE ACCESS

5546025             5546025       LOW FREQUENCY DISCRIMINATOR CIRCUIT

08/235257           5532676       BATTERY SWITCH FOR RAM BACKUP

08225481            5,768,342     LOOP CURRENT DETECTOR

08/625302           5602843       INTEGRATED WIRED AND WIRELESS
                                  TELECOMMUNICATIONS SYSTEM

10/056404           n/a           TRANSPORT PROTOCOL

09/826554           n/a           HANDWARE AUTHENTICATION METHOD

10/101083           6785367       METHOD AND APPARATUS FOR EXTRACTING VOICED
                                  TELEPHONE NUMBERS AND EMAIL ADDRESSES FROM
                                  VOICE MAIL MESSAGES

08/025838           5341370       DATA TRANSFER BETWEEN HIGH BIT RATE BUSES VIA
                                  UNSHIELDED LOW BIT RATE BUS

894632              5323456       DIGITALLY CONTROLLED RINGER SIGNAL GENERATOR

07/708769           5164940       MODULAR COMMUNICATION SYSTEM WITH ALLOCATABLE
                                  BANDWIDTH

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
08065533            5649148       ST BUS DSP INTERFACE

09/563879           6754201       USING LINE APPEARANCE TO ALLOW MULTIPLE
                                  DEVICES TO APPEAR OVER A SINGLE LINE

09/779253           6456707       FEATURE PROVISIONING BY INJECTION

10/224063           6795533       INTERMEDIATE VOICE AND DTMF DETECTOR DEVICE
                                  FOR IMPROVED SPEECH RECOGNITION UTILIZATION
                                  AND PENETRATION

285659              4410766       POWER SAVING LINE CIRCUIT

08366668            5706341       ACTIVE DIGIT CANCELLING PARALLEL DIALER

08/843,250          5,940,500     SERIES EQUIPMENT WITH DC LINE HOLD TRANSFER

09/079280           6,185,297     LOW POWER DIALER

09/259985           6839411       QUICKPICK

09/259986           6745221       DYNAMIC RULES BASED RESOURCE ALLOCATION

09/258507           6,546,366     ON-DEMAND BUFFERING

09/259811           6,418,200     AUTOMATIC SYNCHRONIZATION OF ADDRESS
                                  DIRECTORIES FOR UNIFIED MESSAGING

09/258717           6795536       AUTOMATIC SELECTION OF USER PREFERENCES BASED
                                  ON CLI DATA

09/255,461          6,137,276     ONHOOK TELECOM POWER SUPPLY CURRENT REGULATOR
                                  MODE

09/260391           6,694,320     BRANDING DYNAMIC LINK LIBRARIES

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
09/566049           n/a           QUOTATION MECHANISM FOR SERVICE ENVIRONMENTS

09/547368           n/a           SPATIAL AUDIO FOR VIRTUAL MEETING PLACES

09/311188           n/a           3D VIEW OF INCOMING COMMUNICATIONS

09/768129           n/a           A CACHING MECHANISM TO OPTIMIZE THE BIDDING
                                  PROCESS USED TO SELECT RESOURCES

09/549013           n/a           ADAPTIVE FEATURE BEHAVIOR

10/564287           n/a           USING A GATEKEEPER TO PRODUCE AN H.323 PBX

09/651842           n/a           FEATURES BASED ON NETWORK CONGESTION

09/740221           n/a           COMMUNICATIONS SYSTEM ARCHITECTURE FOR VOICE
                                  COLLABORATION

09/613537           n/a           FEATURE INTERACTION RESOLUTION USING POLICIES
                                  EVENT BASED MODEL AND FUZZY LOGIC

09/676838           n/a           SECURITY MECHANISMS AND ARCHITECTURE FOR
                                  COLLABORATIVE SOFTWARE SYSTEM USING TUPLE
                                  SPACES AND BLACKBOARD SYSTEMS

09/713909           n/a           METHOD OF RELEASING TELEDAPT CABLES FROM
                                  DEEPLY RECSSED RJ CONNECTORS

09/948217           n/a           ULTRA-SONIC PROXIMITY SENSOR FOR TELEPHONY

09/972063           n/a           USE OF HANDSET MICROPHONE TO ENHANCE
                                  SPEAKERPHONE LOUDSPEAKER PERFORMANCE

09/933994           n/a           RESOURCE SHARING USING SLIDING CONSTRAINTS

09/761136           n/a           SIMPLE SUPPLEMENTARY SERVICE PROTOCOL (SSSP)

10/055150           n/a           PDA ENBABLED SET

09/972795           n/a           TELEPHONE INDEPENDENT PROVISION OF SPEECH
                                  RECOGNITION DURING DIAL TONE AND SUBSEQUENT
                                  CALL PROGRESS STATES

09/832373           n/a           EXECUTION SETS FOR GENERATED LOGS

09/832619           n/a           DYNAMIC RULE SETS FOR GENERATED LOGS

09/571,534          n/a           NOISE MASKING OF MICROPHONE SIGNALS IN WIRED
                                  TELECOMMUNICATIONS EQUIPMENT AND POWER LOSS
                                  DISCONNECT

09/516,338          n/a           SYSTEM AND METHOD FOR THE MANAGEMENT OF
                                  COMPUTER SOFTWARE MAINTENANCE

09/800112           n/a           MINET IP PROTOCOL EXTENSIONS,

10/231612           n/a           A BETTER PRESENTATION OF A MENU FOR AN
                                  INTERACTIVE VOICE RESPONSE SYSTEM

09/896146           n/a           METHOD OF USING SPEECH RECOGNITION TO INITIATE
                                  A WAP SESSION

09/894539           n/a           ACOUSTIC TALKER LOCALIZATION

10/078625           n/a           MICROPHONE GASKET WITH INTEGRATED ACOUSTIC
                                  RESISTANCE

10/232146           n/a           A SPLIT BROWSER FOR STIMULUS PHONES

10/121779           n/a           MOBILE INTERACTIVE LOGS

10/142854           n/a           MASTER /SLAVE FRAME LOCK METHOD

10/287850           n/a           A PROTOCOL FOR FACILITATING THE SELECTION OF
                                  ELECTRONIC SERVICES USING INFRARED AND A
                                  NETWORK ADDRESS ID

10/281700           n/a           AN INFRARED-BASED PROTOCOL FOR SELECTING A
                                  SERVICE FROM A SET OF DISCOVERED SERVICES

10/241275           n/a           HEADSET OR HANDSET SIGNALING SCHEME

10/222941           n/a           ROBUST TALKER LOCALIZATION IN REVERBERANT
                                  ENVIRONMENT

10/222942           n/a           METHOD TO IMPROVE NEAR-END VOICE ACTIVITY
                                  DETECTION IN AUDIO SYSTEMS BASED ON THE

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
                                  BEAMFORMING TECHNOLOGY

10/223,064          n/a           METHOD OF INDICATING AND CONTROLLING SOUND
                                  PICKUP DIRECTION AND LOCATION IN
                                  TELECONFERENCING SYSTEM

09/921,288          n/a           INTEGRATED CONFIGURATION OF MULTIPLE CONTENT
                                  SERVERS

10/044800           n/a           METHOD TO CONTROL NOISE LEVEL CALCULATIONS IN
                                  A CONFERENCING SYSTEM

238632              5586167       WIRELESS ZONE MANAGEMENT

875981              5329576       WIRELESS ZONE MANAGEMENT

321239              5596633       CHARGER/DETECTOR FOR CORDLESS TELEPHONE

211618              5502634       REGULATED AUXILLARY POWER SUPPLY

08/196,238          5,440,628     OFF-HOOK TELEPHONE WITH TEMPORARY PARK FEATURE

08/702,801          5677942       WIRELESS INTERFACE

21862               5423065       MOBILE WIRELESS COMMUNICATIONS SYSTEM

41955               5386459       METHOD OF DEFINING OPERATION OF SWITCHING
                                  SYSTEM PERIPHERALS

08163004            5425092       DELAYED CANCEL WAITING

025869              5657377       PORTABLE TELEPHONE USER PROFILES

119983              5509058       GLOBAL MANAGEMENT OF TELEPHONE DIRECTORY

07962330            5,659,738     METHOD OF OPERATING A COMPUTER PROGRAM

58937               5454032       ASSOCIATED EQUIPMENT NUMBERS

207958              5491746       UNIQUE RINGING ON PRIME LINE

636777              5703942       WIRED WIRELESS

08225655            5515428       MULTIPLE QUEUE RESOURCE MANAGEMENT

330450              5539816       SIGNALLING SYSTEM

352,747             5541983       AUTOMATIC TELEPHONE FEATURE SELECTOR

08833426            5949873       METHOD OF PROVIDING A CENTREX TYPE OPERATION
                                  USING A PBX AND A CENTRAL SWITCHING OFFICE

520590              5586169       DELAYED SEIZURE ON ASSOCIATED DEVICES

08426960            5675636       AN ADAPTIVE METHOD FOR ALLOCATING CALLS

08339463            5,657,446     LOCAL AREA COMMUNICATIONS SERVER SYSTEM

08366668            5706341       ACTIVE DIGIT CANCELLING PARALLEL DIALER

257917              5638494       ENTERPRISE COMMUNICATION SYSTEM

                    5,802,396     ENTERPRISE COMMUNICATION SYSTEM

369179              5625682       HELP DESK IMPROVEMENT

08461451            5761288       SERVICE CONTEXT SENSITIVE FEATURES &
                                  APPLICATIONS

09/973,756          6795969       TRANSFER OF BASIC KNOWLEDGE TO AGENTS

08/888,618          5,987,117     DYNAMIC LOAD SHARING

08474369            5,754,627     METHOD AND APPARATUS FOR MANAGING CALLS USING
                                  A SOFT CALL PARK

08/364,620          5631954       COMMUNICATION SYSTEM USING SERVER

08346600            5533110       HUMAN MACHINE INTERFACE FOR TELEPHONE FEATURE
                                  INVOCATION

08367821            5802396       MULTI-THREADING IN A MULTI-AGENT SYSTEM

08671937            5764728       SILENT MONITORING AGENT ID'S

08613522            6,075,851     ORG CHART BASED CALL ROUTING

08612432            6,301,353     COMMON ARS LEADING DIGIT STRINGS

09/630188           6,301,353     COMMON ARS LEADING DIGIT STRINGS

529441              6,091,803     ARCHITECTURE FOR ROBUST VOICE CTI

08/902833           5967854       INTERCONNECT DESIGN FOR USE BETWEEN FLEXIBLE
                                  CIRCUITS AND TELEDAPT CABLES

08/886,059          6,130,938     OPPORTUNISTIC CALL FORWARDING

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
08/885,033          6047062       AUTOMATIC SPEED CALL UPDATING

08/815858           5898432       ANIMATED CURSOR

09/137630           6816589       DYNAMIC COMMUNICATION GROUPS

08/890801           6006088       INTEGRATED PC/CORDLESS PHONE/TELEPHONE NETWORK
                                  INTERFACE DEVICE

09/241,304          6,460,037     AGENT-BASED DATA MINING END WAREHOUSING

09/188312           6,411,687     CALL ROUTING BASED ON CALLER'S MOOD

08/827,161          5982767       MERGED TELEPHONE AND DATA SYSTEM

08743346            5920622       MULTIPLE OWNER RESOURCE MANAGEMENT

09305873            6675194       COMMUNICATIONS SYSTEM AND METHOD

08/899047           5980269       SIMPLE INTERCONNECT FOR FLEXIBLE CIRCUITS

09/145,919          6,230,287     WEB BASED HELP DESK, AUTO ATTENDANT

08815564            5903631       ONE BUTTON INTELLIGENT CTI DIALING

08816270            5940834       AUTOMATIC WEB PAGE CREATION

08/839091           5832075       OFF-HOOK DETECTOR FOR HEADSET

08/940246           6018571       SYSTEM FOR INTERACTIVE CONTROL OF COMPUTER AND
                                  TELEPHONE

09/294175           6,628,758     ITEM SELECTION IN A TELEPHONY INTERFACE

09/023610           6,246,678     DATABASE ACCESS SERVER FOR PBX

09/121354           6,363,140     DIALABLE SCREENING PROFILE

09/274120           6,526,042     E-MAIL WITH EMBEDDED JAVA APPLICATION

09/311779           6,415,020     CALL HOLD IMPROVEMENT

09/169644           6,377,950     INTEGRATED DIRECTORY SERVICES

09/159161           6,314,429     BIDIRECTIONAL CONVERSION LIBRARY

09/320108           6795542       SMART TRANSFER FOR ANSWERING POSITIONS

09/189694           6,434,236     PC SERVER TELECOMMUNICATIONS POWER

08/970152           5974084       METHOD OF OPERATING A MODEM IN THE PRESENCE OF
                                  INTERRUPTED DIAL TONE

09/455658           6,646,990     DISTRIBUTED TECHNIQUE FOR ALLOCATING CALLS

09/435581           6,504,922     REMOTE PERIPHERAL SWITCH BACKUP CALL SERVICE
                                  MECHANISM

09/518555           09/518,555    ADAPTIVE RULE-BASED MECHANISM FOR FEATURE
                                  INTERACTION RESOLUTION

29/090649           423497        TELEPHONE SETS

29/104935           421264        TELEPHONE SETS

09/502085           6,647,103     PALM PC DOCK- ABLE PHONE

09/336,362          6,408,275     METHOD OF COMPRESSING AND DECOMPRESSING AUDIO
                                  DATA USING MASKING AND SHIFTING OF AUDIO
                                  SAMPLE BITS

09/304544           6711247       MLTS EMERGENCY CALL PROCESSING

09/642560           6834106       VOICE MAIL BY TWINNING

09/302881           6,366,656     METHOD AND APPARATUS FOR MIGRATING EMBEDDED
                                  PBX SYSTEM TO PERSONAL COMPUTER

09/755558           6,625,499     RANGE EDITING DIALOG

09/478646           6,411,711     COMBINATION CONNECTOR/MICROPHONE

09/564287           6819665       USING A GATEKEEPER TO PRODUCE AN H.323 PBX

09/388712           6,618,476     LINE APPEARANCE SECURITY INTERFACE FOR TAPI SP

09/784969           6748065       A MECHANISM TO OPTIMIZE A DISTRIBUTED AARS USING RIP CACHING

09/497305           6,550,024     SEDO - SEMANTIC ERRORS DIAGNOSTIC OPERATION FOR
                                  MULTI-AGENT SYSTEM

29/106430           DES.437312    PLASTIC DOOR

09/793985           6,522,729     HANDWRITING PHONE

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
09/843409           6801609       LOG IN TO A LIVE APPEARANCE

09/671395           6,597,767     A METHOD FOR THE SYNCHRONIZATION OF ANALOG CALL DISPLAY DATA IN
                                  DISTRIBUTED SYSTEMS

09/568703           6735194       METHOD TO IMPLEMENT DIGITAL PRIVATE SIGNALLING SYSTEM (DPNSS)

09/563552           6,650,744     VOICE MULTICAST METHOD

09/660947           6744900       COMPLEX ACOUSTIC PATH AND GASKET FOR USE WITH MICROPHONES

09/663026           6778641       POLICY REPRESENTATIONS AND MECHANISMS FOR THE CONTROL OF SOFTWARE
                                  BASED COMMUNICATION AND BUSINESS SYSTEMS

09/710174           6,480,122     POWERING ARRANGEMENT FOR AN ETHERNET LAN CONNECTED TELEPHONE

09/695,214          6,643,659     COMMON DATA MODEL INCLUDING FIELD INTERDEPENDENCIES

09/697538           6,529,182     EFFICIENT CONTROLLED CURRENT SINK FOR LED BACKLIGHT PANEL

09/861207           6,641,309     COMBINATION VISIBLE AND INFRARED LIGHT PIPE

09/881305           6,642,632     EFFICIENT BATTERY TRANSFER CIRCUIT

09/800337           6,424,545     EFFICIENT DUAL-SOURCE WIDE-INPUT ISOLATED DC-DC CONVERTER WITH
                                  EFFECTIVE CURRENT LIMIT

09/808682           6,540,091     ENCLOSURE FOOT ARRANGEMENT THAT CAN BE USED TO STACK ENCLOSURES

09/832734           6816576       TREE HIERARCHY AND DESCRIPTION FOR GENERATED LOGS

09/907847           6746174       METHOD OF ATTACHING MOULDED ENCLOSURES

09/916165           6,581,315     FORMED LENS TAB FOR DESIGNATION CARD INSERT

29/125848           D448746       SUPERCONSOLE-2000

09/938130           6831965       METHOD OF ENABLING A CPE TO TEST A TELEPHONE LINE AND REPORT THE
                                  RESULTS OF THE TEST

29/150658           D464,052 S    MOUSE CONTROLLER

10/256569           6741717       LOUDSPEAKER CAP TO REDUCE STRUCTURAL ...ACOUSTIC MODES

29/156949           472539        5303 CONFERENCE PHONE

100949              4293737       RINGING DECODER CIRCUIT

205255              4376875       KEYLESS & INDICATORLESS LOCAL TELEPHONE SWITCHING SYSTEM

285658              4472608       SUBSCRIBER LINE INTERFACE CIRCUIT

865961              4776007       SOLID STATE TRUNK CIRCUIT

794696              4734933       TELEPHONE LINE STATUS CIRCUIT

blank               5034915       DATA STORAGE SYSTEM

799850              4672663       TELEPHONE HANDSET DETECTOR

932405              4761702       LATCH UP RECOVERY CIRCUIT

304472              5007080       COMMUNICATION SYSTEM SUPPORTING REMOTE OPERATIONS

498102              4996702       APPARATUS FOR TESTING

323374              4964155       PROGRAMMABLE THRESHOLD ALERT

426418              5166972       GROUP EMERGENCY CALL SYSTEM

950231              5274634       PABX COMMON RELAY SYSTEM

878854              5383121       COMPRESSED LANGUAGE DICTIONARY

878526              5249222       HOST REMOTE SIGNALLING IN TELEPHONE SYSTEMS

050900              5436964       PROGRAMMABLE CALL PROGRESS TONES FOR A SWITCHING SYSTEM

922616              5400365       DIGITAL CLASS RECEIVER

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
460733              5680404       CYCLING ERROR COUNT FOR LINK MAINTENANCE

158347              4,887,293     TELEPHONE SYSTEM

829907              4727578       TELEPHONE SYSTEM

839521              4701948       COMMUNICATION SYSTEM HAVING SEPARATE UNIDIRECTIONAL
                                  INFORMATION SIGNALLING

420648              5054062       CIRCUIT FOR MAINTAINING HYBRID CANCELLATION OF SIGNALS IN A
                                  COMMUNICATION SYSTEM

903143              4788720       PROGRAMMABLE SUBSCRIBER SET

928053              4805211       SUBSCRIBER SET PROGRAMMING MODULE

928056              4736406       EXPANSION SUBSYSTEM FOR USE IN A COMMUNICATION SYSTEM

386697              5202883       DIGITAL KEY SYSTEM ARCHITECTURE

09/611054           n/a           MECHANISM FOR SHARING OF GUARANTEED RESOURCES

09/642,340          n/a           CALL PROCESSING WITH SYNCHRONIZED TUPLE SPACES

09/587,721          n/a           SYNCHRONIZATION METHOD AND SYSTEM FOR KEEPING TRACK OF ENCODING
                                  HISTORY TO MAINTAIN DIGITAL SYSTEM SYNCRHONIZATION DURING
                                  COMMUNICATION OVER LOSSY TRANSMISSION MEDIA

10/631811           n/a           ARCHITECTURE AND IMPLEMENTATION FOR CONTEXT AWARE CALL
                                  PROCESSING WITH LOCAL FEATURE DEFINITION

10/941961           n/a           A METHOD OF OPTIMAL MICROPHONE ARRY DESIGN UNDER UNIFORM ACOUSTIC
                                  COUPLING CONSTRAINTS

11/027234           n/a           SYSTEM AND METHOD OF SELF-DISCOVERY AND SELF-CALIBRATION IN A
                                  VIDEO CONFERENCING SYSTEM

10/881468           n/a           PHYSICAL BEAMFORMING USING OMNIDIRECTIONAL MICROPHONES

11/045825           n/a           NARROW BAND TONE DETECTION IN ECHO CANCELLER SYSTEMS

11/045743           n/a           A METHOD TO DETECT AN ECHO PATH CHANGE IN ECHO CANCELLER SYSTEM

11/075811           n/a           HIGH PRECISION BEAMSTEERER BASED ON FIXED BEAMFORMING
                                  APPROACH

11/008510           n/a           OPTIMAL DESIGN OF A LEAK TO CORRECT THE NEGATIVE EFFECT OF
                                  ENSLOSURE ACOUSTIC MODES ON THE LOUDSPEAKER FREQUENCY RESPONSE

11/077069           n/a           UNIVERSAL MICROPHONE ARRAY STAND

11/104827           n/a           A METHOD FOR RECOGNIZING LOCATION MOVE OF VOIP PHONES IN A CLOSED
                                  ENVIRONMENT

10/780220           n/a           METHOD OF DYNAMIC ADAPTATION FOR JITTER BUFFERING IN PACKET NETWORKS

10/729842           n/a           A DEVICE FOR CHANGING THE SPEAKING RATE OF RECORDED SPEECH

11/063563           n/a           METHOD OF EARLY DETECTION OF ENCRYPTED SIGNALS IN PACKET NETWORKS

10/449950           n/a           BEST EFFORT SEARCH EMAIL GATEWAY

10/457076           n/a           VISUALLY IMPAIRED APPLICATION

10/670172           n/a           ADAPTIVE PREDICTIVE PLAYOUT SCHEME FOR PACKETIZED VOICE APPLICATIONS

10/421316           n/a           COMPENSATION OF BEAMFORMER STEERING DELAY FOR IMPROVEMENT OF
                                  HANDSFREE SPEECH RECOGNITION

10/302119           n/a           AUTOMATIC LOCATION-AWARE FEATURE SELECTION

10/310558           n/a           PRO-ACTIVE FEATURES FOR TELEPHONY

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
10/339996           n/a           METHOD AND APPARATUS FOR ESTABLISHING AND MAINTINING VOICE
                                  COMMUNICATIONS AMONG A COMMUNITY OF INTEREST

10/341211           n/a           A HARDWARE-ASSISTED TUPLE SPACE

10/368667           n/a           REMOTE PROGRAMMING OF SERIALIZED SEMICONDUCTOR DEVICES USING
                                  WEB/INTERNET PROTOCOLS

10/446359           n/a           ECHO CANCELLER EMPLOYING H-REGISTER AND STORAGE REGISTER

10/355181           n/a           CHEAP LIGHTPIPE DESIGN AND CONSTRUCTION

10/696734           n/a           CALL REDIRECTION ZONES FOR WIRELESS COMMUNICATIONS

10/448155           n/a           LINE ECHO CANCELLATION SYSTEM

10/371410           n/a           AUTOMATED VOICE AND TEXT LANGUAGE TRANSLATION SYSTEM

10/638416           n/a           PRIVACY AND SECURITY MECHANISM FOR PRESENCE SYSTEMS WITH TUPLE
                                  SPACES

10/375439           n/a           BIMODAL FEATURE ACCESS FOR WEB APPLICATIONS

10/631789           n/a           MAKING PRESENCE SERVICES AWARE OF COMMUNICATION SERVICES

10/460449           n/a           7 KHZ AUDIO EARPIECES(LOW LEAK CONDITIONS AND HIGH LEAK CONDITIONS)FOR
                                  WIDEBAND AUDIO TELEPHONE HANDSETS, CELL PHONE HANDSETS OR HEADSETS

10/734116           n/a           METHOD FOR EXTENDING THE FREQUENCY RANGE OF A BEAMFORMER WITHOUT
                                  SPATIAL ALIASING

10/428608           n/a           REPLACEABLE PERSONAL DIGITAL ASSISTANT CRADLE FOR DESKTOP TELEPHONE

10/631794           n/a           ROLE-BASED PRESENCE

10/669138           n/a           ASYMMETRICAL LOUDSPEAKER ENCLOSURES TO ACHIEVE ENCHANCED LOW
                                  FREQUENCY RESPONSE

10/680345           n/a           INTERACTIVE CONFLICT RESOLUTION FOR PERSONALIZED POLICY-BASED
                                  SERVICES

10/732283           n/a           METHOD FOR BROADBAND CONSTANT DIRECTIVITY BEAMFORMING FOR NON LINEAR
                                  AND NON AXI-SYMMETRIC SENSORS ARRAYS EMBEDDED IN AN OBSTACLE

10/306154           n/a           A METHOD OF ACOUSTIC ECHO CANCELLATION IN FULL-DUPLEX HANDS FREE AUDIO
                                  CONFERENCING WITH SPATIAL DIRECTIVITY

10/321499           n/a           A METHOD TO CAPTURE THE CONSTANT ECHO PATH INFORMATION IN
                                  FULL-DUPLEX TELEPHONES

08/716319           5970068       CELL RELAY TRANSPORT MECHANISM

10/442571           6,606,610     FEATURE INTERACTION RESOLUTION USING POLICIES EVENT BASED MODEL AND
                                  FUZZY LOGIC

10/619306           6,746,162 B2  COMBINATION VISIBLE AND INFRARED LIGHT PIPE

10/316110           6695150       ENCLOSURE FOOT ARRANGEMENT THAT CAN BE USED TO STACK ENCLOSURES

blank               D474,169 S    MOUSE CONTROLLER

10/339836           6704734       TUPLE SPACE OPERATIONS FOR FINE GRAINED CONTROL

10/342263           6804126       EFFICIENT POWER SUPPLY START UP CIRCUIT

29/170136           496652        MITEL 5230 IP APPLIANCE

10/186305           n/a           TELEPHONE LOUDSPEAKER EQUALISATION USING A REMOTE MICROPHONE

10/370313           n/a           VOICE ACTIVATED LANGUAGE TRANSLATION

10/631834           n/a           CONTEXT AWARE CALL HANDLING SYSTEM

SERIAL NO.          PATENT NO.    TITLE
----------          ----------    -----
10/631747           n/a           GENERATION OF AVAILABILITY INDICATORS FROM
                                  CALL CONTROL POLICIES FOR PRESENCE ENABLED TELEPHONY SYSTEMS

10/631819           n/a           AVAILABILITY AND LOCATION PREDICTOR USING CALL PROCESSING
                                  INDICATIONS

157862              4800586       COMPENSATION CIRCUIT FOR USE WITH AN INTEGRATING AMPLIFIER

10/631853           n/a           PERSONALIZED AND CUSTOMIZABLE FEATURE EXECUTION AND SPECIFICATION
                                  SYSTEM FOR APPLICATION IN IP TELEPHONY AND ELSEWHERE WITH OPERATIONAL
                                  SEMANTICS AND IMPLEMNTATION WITH DEONTIC TASK TREES

10/926077           n/a           EMBEDDED VOIP SECURITY MONITOR FOR PDA ATTACHED TELEPHONE

10/722472           n/a           ONE METHOD OF CAPTURING AND REUSING THE CONSTANT ECHO PATH INFORMATION
                                  USING THE DEFAULT COEFFICIENTS IN AN ECHO CANCELLER

               CANADIAN TRADE-MARK APPLICATIONS AND REGISTRATIONS

REG./APPL/
    NO.             TITLE
----------          -----
431,328             MITEL

216,462             MITEL

216,962             MITEL & DESIGN

433,248             M LOGO

426,834             ACD SUPERVISION

1,184,949           ANY+1

570,579             E-SMITH

639,355             MISERVICE

485,479             MITEL MEDIAPATH

1,251,068           MITEL NAVIGATOR

512,487             MITEL SEMICONDUCTOR & DESIGN

1,259,305           NUPOINT MESSENGER IP

536,564             ONEPOINT MESSENGER

384,050             SMART-1 DESIGN

566,577             SPEAK@EASE

371,267             SUPERCONSOLE 1000 & DESIGN

566,690             SUPERCONSOLE 2000

898,524             SUPERSET

361,218             SUPERSET 1 DESIGN

306,263             SUPERSET 3 DESIGN

298,720             SUPERSET 4 DESIGN

306,259             SUPERSET 7 DESIGN

253,298             SX-10

245,062             SX-100

236,233             SX-200

285,044             SX-2000

338,952             SX-50

602,523             YOUR ASSISTANT

594,373             VOICEFIRST

389,315             ANSWER PLUS

446,532             CONNECTION MASTER

369,399             DISCOVERY

536,408             EXPRESS MESSENGER

474,159             G DESIGN (B&W)

474,158             G DESIGN (COLOUR)

289,373             GANDALF

474,326             GANDALF & G DESIGN (COLOUR)

474,325             GANDALF & G LOGO DESIGN

401,339             GANDALF DESIGN

289,374             GANDALF DESIGN

458,157             GANDALF XPRESS

377,429             HCI

377,428             HOST COMMAND INTERFACE

REG./APPL.
    NO.             TITLE
----------          -----
431,914             LIGHTWARE

217,058             M & DESIGN

485,480             MEDIAPATH

425,167             MILINK

433,249             MITEL &M DESIGN

432,179             RADICALL

285,093             TALK TO

431,659             TELECOM SPREADSHEET

307,697             TRILLIUM

471,594             VLS

463,464             XPRESSCONNECT

488,011             XPRESSDUO

499,959             XPRESSGUARD

459,070             XPRESSSTACK

458,699             XPRESSWAY

             UNITED STATES TRADE-MARK APPLICATIONS AND REGISTRATIONS

SERIAL/REG.
NO.                 TITLE
-----------         -----
1,593,870           ACD TELEMARKETER

2,474,809           EXPRESS MESSENGER

2,263,904           GANDALF & G DESIGN (B&W)

1,923,351           LIGHTWARE

1,451,842           PANTHER

1,454,019           PANTHER DESIGN

1,472,054           SMART-1 DESIGN

1,657,195           SUPERCONSOLE 1000 & DESIGN

2,774,548           SUPERCONSOLE 2000

1,368,731           SUPERSET

1,372,230           SUPERSET 4 DESIGN

1,360,307           SUPERSET 7 DESIGN

1,150,303           SX-200

1,307,784           SX-2000

1,568,003           SX-50

1,415,617           TRILLIUM

1,377,915           TRILLIUM DESIGN

1,098,607           M LOGO

1,091,325           MITEL & DESIGN

1,911,785           MITEL & DESIGN

1,949,826           MITEL & DESIGN

1,904,370           MITEL & DESIGN

1,944,813           MITEL & DESIGN

1,961,215           MITEL

1,944,812           MITEL

1,947,798           MITEL

1,949,827           MITEL

1,109,181           MITEL

76/531708           ANY+1

78/529983           MISERVICE

76/639564           MITEL NAVIGATOR

78/643188           VOICE FIRST

78/104,719          VOICE FIRST

78/127,734          YOUR ASSISTANT

1,902,404           M LOGO

2,701,783           SPEAK@EASE

                      UNITED STATES COPYRIGHT REGISTRATIONS

REG NO.             TITLE
-----------         -----
TX 1704-291         CM 8350GI0 DIALER SOURCE CODE

TX 1704-290         CM 8350G11 DIALER SOURCE CODE

TX 1704-292         CM 8350G77 DIALER SOURCE CODE

TX 1965-916         CM 8350G00 DIALER SOURCE CODE

TXU 264-857         SX-2000 S DSP CONFERENCING OBJECT CODE

TXU 264-858         SX-2000 S DSP TONE DETECTOR OBJECT CODE

TXU 305-456         HCI PROTOCOL SPECIFICATION A03 HOST COMMAND INTERFACE PROTOCOL SPECIFICATION VERSION A03

TXU 306-903         SX-200 PBX SOFTWARE GENERIC 217-12-00

TXU 306-902         SX-200 PBX PROGRAMME GENERIC ACD-06-00

TXU 387-509         SUPERSET 4 SOURCE CODE LISTING REVISION 2.0

TXU 389-016         SUPERSET 3 SOURCE CODE LISTING REVISION 2.0

TXU 432-016         SUPERSET 4 OPERATION SPECIFICATIONS VERSION 1 W02

TXU 432-017         COV SET PROTOCOL VERSION A02

TXU 432-019         SX-200 DETAILED COV MESSAGES SEQUENCE FOR VOICE MAIL VERSION A02

TXU 432-018         SX-50 DETAILED COV MESSAGES SEQUENCE FOR VOICE MAIL VERSION A01

TXU 744-764         SX-200 DIGITAL GENERIC LIGHTWARE, GENERIC 1005, LIGHTWARE 15, LIGHTWARE 16

TXU 744-763         SX-50 PBX SOFWARE GENERIC MS55

TXU 815-664         SX-2000 PBX SOFTWARE LIGHTWARE 28 MS2008

TXU 815-663         SX-2000 PBX SOFTWARE LIGHTWARE 27 MS2007

TXU 815-662         SX-2000 PBX SOFTWARE LIGHTWARE 26 MS2006

TX 4-597-284        MITEL PERSONAL ASSISTANT VERSION 1.0 - COMPILATION

TXU 729-119         SX-2000 PBX SOFTWARE LIGHTWARE 29 MS2009

TX 3-616-856        SMART-1 POSITIVE ACCOUNT CODE VERIFICATION PLUS CONTROLLER - GENERAL PROGRAMMING
                    GUIDE 8350-361-013-NA ISSUE 3

TX 3-616-857        SMART-1 POSITIVE ACCOUNT CODE VERIFICATION PLUS CONTROLLER - GENERAL PROGRAMMING
                    GUIDE 8350-361-013-NA ISSUE 4

TX 3-616-858        SMART-1 CALL CONTROLLER - GENERAL PROGRAMMING GUIDE 8350-345-003-NA ISSUE 2

TX 3-616-859        SMART-1 POSITIVE ACCOUNT CODE VERIFICATION PLUS CONTROLLER - GENERAL PROGRAMMING
                    GUIDE 8350-361-013-NA ISSUE 2

5X 3-616-860        SMART-1 PROJECT MESSAGE REPORTER - GENERAL PROGRAMMING GUIDE 8350-348-013 NA ISSUE 1

TX 3-616-861        SMART-1 POSITIVE ACCOUNT CODE VERIFICATION PLUS CONTROLLER - GENERAL PROGRAMMING
                    GUIDE 8350-367-013-NA ISSUE 2

TX 3-616-862        SMART1 POSITIVE ACCOUNT CODE VERIFICATION PLUS CONTROLLER - GENERAL PROGRAMMING
                    GUIDE 8350-345-113-NA ISSUE 2

TX 3-616-863        SMART-1 COMMON CARRIER ACCESS DIALER AND CALL CONTROLLER - GENERAL INFORMATION
                    8350-047-100-NA ISSUE 2

TXU 944-954         SX-2000 PBX SOFTWARE LIGHTWARE 30 MS2010

TXU 1-027-550       SX-2000 FOR WINDOWS NT

TXU 1-021-337       SX-200 PBX SOFTWARE LIGHTWARE 17 G1007

TXU 1-021-336       SX-200 PBX SOFTWARE LIGHTWARE 18 G1010

TXU 1-018-525       SX-200 PBX SOFTWARE LIGHTWARE 19 G1012

TXU 1-027-551       SX-2000 PBX SOFTWARE LIGHTWARE 31 MS2011

TXU 1-027-549       MITEL NETWORKS 3200  ICP SYSTEM SOFTWARE IPERA 2000 SYSTEM SOFTWARE

REG NO.             TITLE
-----------         -----
TXU 1-027-552       MITEL NETWORKS 3100 ICP SYSTEM SOFTWARE

                        CANADIAN COPYRIGHT REGISTRATIONS

REG NO.             TITLE
-----------         -----
364999              HCI PROTOCOL SPECIFICATION VERSION A03 HOST COMMAND INTERFACE
                    PROTOCOL SPECIFICATION VERSION A03

365975              SX-200 PBX PROGRAMME GENERIC ACD-06-00

366195              SX-200 PBX SOFTWARE GENERIC 217-12-00

393362              SUPERSET 4 SOURCE CODE LISTING REVISION 2.0

393629              SUPERSET 3 SOURCE CODE LISTING REVISION 2.0

395204              SUPERSET 4 OPERATION SPECIFICATIONS VERSION 1 W02

395205              COV SET PROTOCOL VERSION A02

395264              SX-200 DETAILED COV MESSAGES SEQUENCE FOR VOICE MAIL VERSION A02

395263              SX-50 DETAILED COV MESSAGES SEQUENCE FOR VOICE MAIL VERSION A01

417989              GRAPHICAL SYMBOL SET ACD AGENT CALL STATE SYMBOLS

                    CANADIAN INDUSTRIAL DESIGNS REGISTRATIONS

REG NO.             TITLE
-----------         -----
86862               TELEPHONE SETS

86863               TELEPHONE SETS

86864               TELEPHONE SETS

87696               PLASTIC DOOR

2000-1675           SUPERCONSOLE-2000

96902               MOUSE CONTROLLER

2001-2932           MOUSE CONTROLLER

98870               5303 CONFERENCE PHONE

99307               MITEL 5230 IP APPLIANCE

99306               MITEL 5230 IP APPLIANCE

110007              NAVIGATOR COMPUTER - TELEPHONE DEVICE